Exhibit 99.1

STERIS Appoints Pierre Boulud to Board of Directors

DUBLIN, IRELAND, May 7, 2026 (GLOBE NEWSWIRE) — STERIS plc (NYSE: STE) (“STERIS” or the “Company”) announced today that, effective May 5, 2026, Pierre Boulud has been appointed to the Board of Directors.

“We are pleased to welcome Pierre to our Board,” said Mohsen Sohi, Chairman of STERIS. “His leadership experience, global perspective, strategic acumen, and operational expertise make him an excellent addition to the Board.”

Boulud is CEO of bioMérieux, a world leader in the field of in vitro diagnostics, a role he has held since 2023. Boulud joined bioMérieux in 2016 as Corporate Vice President, Head of Asia Pacific Region, and was promoted to Chief Operating Officer in 2020. Prior to joining bioMérieux, he spent fourteen years at Ipsen, a global specialty-driven biotechnological group, culminating in his role as Executive Vice President of Specialty Care Commercial Operations, where he had responsibility for global sales of this division. Prior to that, Boulud worked as a strategic consultant at The Boston Consulting Group.

About STERIS

STERIS is a leading global provider of products and services that support patient care with an emphasis on infection prevention. WE HELP OUR CUSTOMERS CREATE A HEALTHIER AND SAFER WORLD by providing innovative healthcare and life sciences products and services. For more information, visit www.steris.com.

Company Contact:

Julie Winter, Vice President, Investor Relations and Corporate Communications

Julie_Winter@steris.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This release may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to STERIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend,” and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology.

Many factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, those identified in STERIS’s recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation: (a) operating costs, pressure on pricing (including, without limitation, as a result of inflation), Customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected and leading to erosion of profit margins; (b) STERIS’s ability to successfully integrate acquired businesses into its existing businesses, including unknown or inestimable liabilities, impairments, or increases in expected integration costs or difficulties in connection with the integration of such businesses; (c) changes in tax laws or interpretations or the adoption of certain income tax treaties in jurisdictions where we operate that could increase our consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a domestic corporation for United States federal tax purposes, or tariffs and/or other trade barriers; (d) the possibility that compliance with laws, court rulings, certifications, regulations, or other regulatory actions, or the outcome of any pending or threatened litigation, including the ethylene oxide litigation, may delay, limit or prevent new product or service introductions, impact production, supply and/or marketing of existing products or services, result in uncovered costs, or otherwise affect STERIS’s performance, results, prospects or value; (e) the potential of international unrest, including military conflicts, economic downturn and effects of currency fluctuations; (f) the possibility of delays in receipt of orders, order cancellations, or the manufacture or shipment of ordered products; (g) the possibility that anticipated growth, performance or other results may not be achieved, or that timing, execution, impairments, or other issues associated with STERIS’s businesses, industry or initiatives may adversely impact STERIS’s performance, results, prospects or value; (h) the impact on STERIS and its operations of any legislation, regulations or orders, including but not limited to any new trade, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto by non-U.S. governments; (i) the possibility that anticipated financial results, anticipated revenue, productivity improvements, cost savings, growth synergies, and other anticipated benefits of acquisitions, restructuring efforts, and divestitures will not be realized or will be less than anticipated; (j) the level of STERIS’s indebtedness limiting financial flexibility or increasing future borrowing costs; (k) the effects of changes in credit availability and pricing, as well as the ability of STERIS and STERIS’s Customers and suppliers to adequately access the credit markets, on favorable terms or at all, when needed; (l) the impacts of increasing competition within our industry, which may exert pressure on our pricing strategy or lead to decreasing demand for our products and services; (m) the effects on our operations resulting from labor-related issues, such as strikes, unsuccessful union negotiations and other workforce disruptions; (n) the possibility of economic downturns and recessions, which could negatively impact our business by reducing consumer and Customer spending. Unless legally required, STERIS does not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized.